UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 21, 2007
ReGen Biologics, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-20805 (Commission File Number)	23-2476415 (IRS Employer Identification No.)
411 Hackensack Avenue
Hackensack, NJ 07601
(201) 651-5140
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 230.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Securities Act (17 CFR 230.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On September 21, 2007, the Board of Directors of ReGen Biologics, Inc. (the “Company”) approved an amendment to the Company’s Bylaws, effective immediately. The amendment consisted of replacing Section 4.7 with updated language from Delaware corporate law that permits electronic voting by directors. The Second Amended and Restated Bylaws of the Company are filed herewith as Exhibit 3.1 and are incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
3.1	Second Amended and Restated Bylaws of ReGen Biologics, Inc.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGEN BIOLOGICS, INC.
Date: September 24, 2007	By:	/s/ Brion D. Umidi
Brion D. Umidi
Senior Vice President and Chief Financial Officer